EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-K of Calais Resources (the “Company”) for the fiscal year ended May 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 23, 2011	/s/ David K. Young
David K. Young
President, Chief Operating Officer and Acting Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)